OPPENHEIMER Rochester™ Ohio Municipal Fund Summary Prospectus July 29, 2010
NYSE Ticker Symbols
Class A	OROHX
Class B	OROBX
Class C	OROCX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/RochesterOhioMunicipalFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated July 29, 2010, and pages 13 through 31 of its most recent Annual Report, dated March 31, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/RochesterOhioMunicipalFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 22 of the prospectus and in the sections "How to Buy Shares" beginning on page 79 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.23%	1.00%	1.00%
Total Other Expenses	0.68%	0.82%	0.72%
Interest and Fees from Borrowing	0.48%	0.48%	0.48%
Interest and Related Expenses from Inverse Floaters	0.00%	0.00%	0.00%
Other Expenses	0.20%	0.34%	0.24%
Total Annual Fund Operating Expenses	1.46%	2.37%	2.27%
Fee Waiver and Expense Reimbursement*	(0.32%)	(0.47%)	(0.36%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.14%	1.90%	1.91%

* Prior to July 1, 2009, the Manager voluntarily waived management fees and/or reimbursed Fund expenses so that "Total Annual Fund Operating Expenses" excluding interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. This undertaking may be amended or withdrawn after one year of the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$586	$888	$1,211	$2,124	$586	$888	$1,211	$2,124
Class B Shares	$695	$1,002	$1,437	$2,256	$195	$702	$1,237	$2,256
Class C Shares	$296	$682	$1,195	$2,606	$196	$682	$1,195	$2,606

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests mainly in municipal securities issued by Ohio. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Ohio state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. They may also include securities of issuers located outside of Ohio, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Ohio state income tax. These securities are "Ohio municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Ohio taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Ohio. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Most of the securities the Fund buys must be "investment-grade" (rated in one of the four highest rating categories of a nationally recognized statistical rating organization, such as Standard & Poor's), although the Fund also can invest as much as 25% of its total assets in below-investment-grade securities (sometimes called "junk bonds"). The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc., internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized rating organizations.

The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change.

The Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund also can borrow money to purchase additional securities, another form of "leverage". Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund's total assets.

In selecting investments for the Fund, the portfolio managers look at a wide range of Ohio municipal securities from different issuers that provide high current income, including unrated bonds, that have favorable credit characteristics and that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, credit spread risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. Credit spread risk is a risk based on the difference (or credit spread) between the market yields of two different investments of different credit quality.  When spreads widen between bonds with different quality ratings, it implies that the market is factoring more risk of default on lower-grade bonds.  A widening in credit spreads may result in a fall in the values of the Fund's securities. Interest rate risk is the risk that the value of a municipal security might fall due to a change in interest rates. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

     Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below-investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 25% of its assets in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of Ohio Municipal Securities. Because the Fund invests primarily in Ohio municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Ohio and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Budgetary stress on the state or its municipalities, changes in legislation or policy, erosion of the tax base, the effects of natural disasters, or other economic, legislative or political, or social issues may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths or possessions, such as Puerto Rico, Guam, the Northern Mariana Islands and the Virgin Islands.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal and state income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Bond Market Volatility and Illiquidity. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated debt securities. Under those conditions, liquidity can be reduced in response to overall economic conditions and credit tightening. It is not possible to predict when such circumstances could occur. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund's books. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. Sales of large blocks of bonds can further reduce bond prices.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
   The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
   The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund's assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. The Fund invests in inverse floaters because, under ordinary circumstances, they tend to benefit from higher yields and thus provide higher income than fixed rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

Who Is The Fund Designed For? The Fund is designed for investors seeking income exempt from federal and Ohio state personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/RochesterOhioMunicipalFund.

Sales charges are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.62% (3rd qtr 09) and the lowest return was -22.32% (4th qtr 08). For the period from January 1, 2010 through June 30, 2010 the cumulative return before sales charges and taxes was 4.77%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of Class
Class A Shares (inception 6/21/06)
Return Before Taxes	31.78%	(2.65%)
Return After Taxes on Distributions	31.78%	(2.65%)
Return After Taxes on Distributions and Sale of Fund Shares	23.60%	(1.43%)
Class B Shares (inception 6/21/06)	32.50%	(2.75%)
Class C Shares (inception 6/21/06)	36.38%	(2.09%)
Barclays Capital Municipal Bond Index	12.91%	5.10%*
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	2.72%	1.80%*
(reflects no deduction for fees, expenses or taxes)

* From 06/30/06.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Daniel G. Loughran, Scott S. Cottier and Troy E. Willis are each a Vice President of the Fund and each has been a portfolio manager of the Fund since its inception. Mark R. DeMitry is a Vice President of the Fund and has been a portfolio manager of the Fund since September 2006. Marcus V. Franz has been a portfolio manager of the Fund since September 2006. Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager of the Fund since January 2008.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Rochester Ohio Municipal Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/RochesterOhioMunicipalFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0570.001.0710